Exhibit 99.2

Condensed consolidated statements of income

For the period ended 30 June 2017 (Unaudited)

	Note	6 months ended 30 June 2017 £M	6 months ended 30 June 2016 £M	12 months ended 31 December 2016 £M
Revenue	2	201.6	173.1	364.0
Cost of sales		(73.0)	(63.0)	(131.0)

Gross profit		128.6	110.1	233.0
Selling and distribution expenses		(69.9)	(57.9)	(127.6)
Administrative expenses		(38.9)	(26.9)	(62.9)

Operating profit	3	19.8	25.3	42.5

Financial expense	4	(3.2)	(12.3)	(15.3)
Gain/(loss) on financial instruments	4	1.4	(6.4)	(9.5)

Profit after financing expense		18.0	6.6	17.7

Share of profit of associates		0.1	—	—

Profit before tax		18.1	6.6	17.7

Taxation	5	(4.3)	(0.9)	(2.3)

Profit for the period		13.8	5.7	15.4

Earnings per share - basic and diluted (pence)	6	3.6	1.5	4.1

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

Condensed consolidated statements of comprehensive income

For the period ended 30 June 2017 (Unaudited)

	6 months ended 30 June 2017 £M	6 months ended 30 June 2016 £M	12 months ended 31 December 2016 £M
Profit for the period	13.8	5.7	15.4

Other comprehensive income
Items that are or may subsequently be recycled to profit or loss:
Foreign currency translation difference	4.0	(2.3)	(10.3)
Income tax credit on items that are or may be recycled subsequently to profit or loss	—	—	1.2

Other comprehensive income/(loss) for the period, net of tax	4.0	(2.3)	(9.1)

Total comprehensive income for the period	17.8	3.4	6.3

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

Condensed consolidated statements of financial position

As at 30 June 2017 (Unaudited)

	Note	30 June 2017 £M	30 June 2016 £M	31 December 2016 £M
Non-current assets
Intangible assets and goodwill		606.5	601.0	607.2
Property, plant and equipment	7	60.1	58.8	56.6
Investments in equity-accounted investees		0.1	0.2	0.2
Deferred tax asset		11.0	9.9	11.4

Total non-current assets		677.7	669.9	675.4

Current assets
Inventories		91.7	71.9	78.1
Trade and other receivables		53.6	56.3	50.1
Other financial assets	9	0.6	—	—
Current tax assets		—	0.2	1.1
Cash and cash equivalents		26.9	10.5	14.8

Total current assets		172.8	138.9	144.1

Total assets		850.5	808.8	819.5

Current liabilities
Borrowings	8	(4.1)	(15.1)	(12.5)
Trade and other payables		(137.3)	(108.7)	(112.3)
Other current liabilities		(1.3)	(2.6)	(2.6)
Current tax liabilities		(3.1)	(4.1)	(4.9)
Other financial liabilities	9	—	(7.0)	(2.2)

Total current liabilities		(145.8)	(137.5)	(134.5)

Non-current liabilities
Borrowings	8	(142.2)	(131.6)	(141.3)
Trade and other payables		(7.5)	(6.1)	(7.6)
Other non-current liabilities		(13.5)	(13.1)	(13.4)
Deferred tax liabilities		(46.4)	(48.8)	(46.5)

Total non-current liabilities		(209.6)	(199.6)	(208.8)

Total liabilities		(355.4)	(337.1)	(343.3)

Net assets		495.1	471.7	476.2

Equity attributable to equity holders of the parent
Share capital		389.7	389.7	389.7
Share premium		99.5	99.5	99.5
Own shares reserve		(15.6)	(16.7)	(15.6)
Translation reserve		(8.8)	(4.8)	(12.8)
Retained earnings		30.3	4.0	15.4

Total equity		495.1	471.7	476.2

The accompanying notes form an integral part of the unaudited condensed consolidated financial statements.

Condensed consolidated statements of changes in equity

For the period ended 30 June 2017 (Unaudited)

	Share capital £M	Share premium £M	Own shares reserve £M	Translation reserve £M	Retained earnings £M	Total equity £M
Balance at 1 January 2017	389.7	99.5	(15.6)	(12.8)	15.4	476.2
Profit for the period	—	—	—	—	13.8	13.8
Other comprehensive income for the period	—	—	—	4.0	—	4.0

Total comprehensive income for the period	—	—	—	4.0	13.8	17.8

Charge for the period under equity-settled share-based payments	—	—	—	—	1.3	1.3
Social security paid on share options exercised in the prior year	—	—	—	—	(0.2)	(0.2)

Total transactions with owners	—	—	—	—	1.1	1.1

Balance at 30 June 2017	389.7	99.5	(15.6)	(8.8)	30.3	495.1

Balance at 1 January 2016	389.7	99.5	(16.7)	(2.5)	(3.1)	466.9
Profit for the year	—	—	—	—	15.4	15.4
Other comprehensive (loss)/ income for the year	—	—	—	(10.3)	1.2	(9.1)

Total comprehensive (loss)/income for the year	—	—	—	(10.3)	16.6	6.3

Share options exercised during the year	—	—	1.1	—	(1.1)	—
Charge for the period under equity-settled share-based payments	—	—	—	—	2.8	2.8
Deferred tax on share-based payments	—	—	—	—	0.2	0.2

Total transactions with owners	—	—	1.1	—	1.9	3.0

Balance at 31 December 2016	389.7	99.5	(15.6)	(12.8)	15.4	476.2

Balance at 1 January 2016	389.7	99.5	(16.7)	(2.5)	(3.0)	467.0
Profit for the period	—	—	—	—	5.7	5.7
Other comprehensive loss for the period	—	—	—	(2.3)	—	(2.3)

Total comprehensive (loss)/income for the period	—	—	—	(2.3)	5.7	3.4

Charge for the period under equity-settled share-based payments	—	—	—	—	1.3	1.3

Total transactions with owners	—	—	—	—	1.3	1.3

Balance at 30 June 2016	389.7	99.5	(16.7)	(4.8)	4.0	471.7

The accompanying notes form an integral part of the unaudited condensed consolidated financial statements.

Condensed consolidated statements of cash flows

For the period ended 30 June 2017 (Unaudited)

	6 months ended 30 June 2017 £M	6 months ended 30 June 2016 £M	12 months ended 31 December 2016 £M
Cash flows from operating activities
Operating profit	19.8	25.3	42.5
Adjustments for:
Depreciation of property, plant and equipment	9.1	8.7	18.3
Amortisation of intangible assets	1.5	0.7	1.6
Loss on disposal of property, plant and equipment and intangibles	0.1	0.3	0.4
Effects of foreign exchange	0.2	(5.4)	(1.8)
Share-based payment expense	1.3	1.3	2.8

Increase in trade and other receivables	(3.3)	(11.2)	(4.4)
Increase in inventories	(13.6)	(9.3)	(14.1)
Increase in trade and other payables	26.1	15.6	13.2

Cash generated from operating activities	41.2	26.0	58.5
Income taxes paid	(3.9)	(5.4)	(8.7)
Interest paid	(3.1)	(3.3)	(5.7)
Interest received	—	—	—
Settlement of derivatives	(1.4)	(0.7)	(8.6)

Net cash inflow from operating activities	32.8	16.6	35.5

Cash flows from investing activities
Dividends received from associates	0.1	—	—
Acquisition of subsidiaries, net of cash acquired	(0.4)	(0.3)	(0.3)
Acquisition of property, plant and equipment	(14.3)	(10.8)	(18.6)
Acquisition of other intangible assets	(1.7)	(5.3)	(10.0)

Net cash outflow from investing activities	(16.3)	(16.4)	(28.9)

Cash flows from financing activities
Proceeds from borrowings	8.8	138.3	136.0
Repayment of borrowings	(13.2)	(142.5)	(142.5)
Capital contribution from joint venture partner	—	—	—

Net cash outflow from financing activities	(4.4)	(4.2)	(6.5)

Net increase/(decrease) in cash and cash equivalents	12.1	(4.0)	0.1
Cash and cash equivalents at start of the period	14.8	13.8	13.8
Effect of exchange rate fluctuations on cash held	0.0	0.7	0.9

Cash and cash equivalents at end of period	26.9	10.5	14.8

The accompanying notes form an integral part of the unaudited condensed consolidated financial statements.

Notes to the Financial Statements

For the period ended 30 June 2017 (Unaudited)

1. Basis of preparation and principal accounting policies

The condensed consolidated set of financial statements of Jimmy Choo PLC (“the Company”) as at, and for, the six month period ended 30 June 2017 comprises the Company and its subsidiaries (together referred to as “the Group”). The Directors have a reasonable expectation that the Group has sufficient resources to continue in existence for the foreseeable future. Thus, they continue to adopt the going concern basis of accounting in preparing the financial statements.

The Group financial statements as at, and for, the year ended 31 December 2016 prepared in accordance with International Accounting Standard (IAS) 34, Interim Financial Reporting. The comparative figures as at, and for the year ended 31 December 2016 are derived from the consolidated financial statements.

Statement of compliance

The condensed consolidated set of financial statements included in this half-yearly financial report has been prepared in accordance with IAS 34 Interim Financial Reporting as issued by the IASB. The condensed consolidated set of financial statements do not include all of the information required for full annual financial statements, and should be read in conjunction with the Group’s consolidated financial statements as at, and for the year ended 31 December 2016.

This condensed consolidated set of financial statements was approved by Jonathan Sinclair, Director, on 4 October 2017.

Adoption of new and revised standards

No changes to new or revised accounting standards have had a material impact on the consolidated financial statements of the Group.

Estimates and judgements

The preparation of a condensed consolidated set of financial statements requires management to make judgements, estimates and assumptions that affect the application of accounting policies and the reported amounts of assets and liabilities, income and expense. Actual results may differ from these estimates.

Refer to note 2 of the consolidated financial statements of the Group for the year ended 31 December 2016 for further detail.

2. Operating segments

The following is an analysis of the Group’s revenue and results by reportable segment in the six months ended 30 June 2017:

Six months ended 30 June 2017	Retail £M	Wholesale £M	Other £M	Total £M
Revenue	127.1	65.8	8.7	201.6

Segment contribution	31.7	26.9	0.1	58.7

Administrative expenses				(38.9)
Operating profit				19.8
Finance expense				(3.2)
Gain on financial instruments				1.4
Share of profit of associate				0.1

Profit before tax				18.1

The following is an analysis of the Group’s revenue and results by reportable segment in the six months ended 30 June 2016:

Six months ended 30 June 2016	Retail £M	Wholesale £M	Other £M	Total £M
Revenue	107.3	59.6	6.2	173.1

Segment contribution	24.0	27.9	0.3	52.2

Administrative expenses				(26.9)
Operating profit				25.3
Finance expense				(12.3)
Loss on financial instruments				(6.4)

Profit before tax				6.6

The following is an analysis of the Group’s revenue and results by reportable segment in the year ended 31 December 2016:

Year ended 31 December 2016	Retail £M	Wholesale £M	Other £M	Total £M
Revenue	243.9	107.2	12.9	364.0

Segment contribution	54.4	49.1	1.9	105.4

Administrative expenses				(62.9)
Operating profit				42.5
Finance expenses				(15.3)
Loss on financial instruments				(9.5)

Profit before tax				17.7

The following table provides an analysis of the Group’s revenue by geographical destination, irrespective of the origin of the goods:

	6 months ended 30 June 2017 £M	6 months ended 30 June 2016 £M	12 months ended 31 December 2016 £M
UK	20.3	18.9	42.2
EMEA excluding UK	62.9	54.9	108.7
Americas	55.8	50.0	104.6
Asia excluding Japan	34.0	27.1	56.3
Japan	28.6	22.2	52.2

Total	201.6	173.1	364.0

The following table provides an analysis of the Group’s total assets by reportable segment:

	30 June 2017 £M	30 June 2016 £M	31 December 2016 £M
Retail	173.4	152.5	155.9
Wholesale	22.2	28.0	20.1
Other	41.7	32.6	40.5

Total segment assets	237.3	213.1	216.5

Goodwill and brand	575.2	574.9	575.5
Cash and cash equivalents	26.9	10.5	14.8
Investment in joint venture	0.1	0.2	0.2
Taxation	11.0	10.1	12.5

Total assets	850.5	808.8	819.5

3. Operating profit

Operating profit is stated after charging/(crediting):

	6 months ended 30 June 2017 £M	6 months ended 30 June 2016 £M	12 months ended 31 December 2016 £M
Depreciation of fixed assets	9.1	8.7	18.3
Loss on disposal of fixed assets	—	0.3	0.4
Amortisation of other intangible fixed assets	1.5	0.7	1.6
Operating lease rentals for land and buildings	18.5	15.6	34.0
Net loss/(gain) on foreign currency translation	3.7	(4.1)	(6.8)

4. Net financial expense

	6 months ended 30 June 2017 £M	6 months ended 30 June 2016 £M	12 months ended 31 December 2016 £M
Interest expense on bank loans and overdrafts	(2.8)	(2.5)	(5.1)
Finance charges	(0.4)	(0.6)	(1.0)
Foreign exchange loss on external borrowings	—	(9.2)	(9.2)

Total financial expenses	(3.2)	(12.3)	(15.3)

Gain/(Loss) on financial instruments	1.4	(6.4)	(9.5)

Net financing expense	(1.8)	(18.7)	(24.8)

The foreign exchange loss on external borrowings in 2016 relates to the close-out on the old debt facilities.

5. Income tax expense

Tax for the six month period is charged at 23.7% before adjustments in respect of deferred tax (six months ended 30 June 2016: 25.1%; year ended 31 December 2016: 12.9%), representing the best estimate of the average annual effective tax rate expected for the full year, applied to the pre-tax income of the six month period.

6. Earnings per share

Basic earnings per share are calculated by dividing the profit attributable to ordinary shareholders by the weighted average number of ordinary shares in issue during the period. There were no shares issued during the period. The difference between basic and diluted earnings per share is not material.

Weighted average number of ordinary shares

	30 June 2017 No of shares	30 June 2016 No of shares	31 December 2016 No of shares
Basic average weighted shares	378,591,494	377,786,469	377,965,523
Outstanding shares	378,591,494	377,786,469	378,591,494

	6 months ended 30 June 2017 £M	6 months ended 30 June 2016 £M	12 months ended 31 December 2016 £M
Profit for the period	13.8	5.7	15.4

Earnings per share

	6 months ended 30 June 2017	6 months ended 30 June 2016	12 months ended 31 December 2016
Basic and diluted earnings per ordinary share (pence)	3.6	1.5	4.1

7. Property, plant and equipment

During the period, the Group made additions to property, plant and equipment of £14.2 million (six months ended 30 June 2016: £11.7 million, 12 months ended 31 December 2016: £17.9 million).

8. Interest bearing loans and borrowings

	30 June 2017 £M	30 June 2016 £M	31 December 2016 £M
Bank loans	136.8	130.6	140.3
Bank facility	8.1	15.5	12.9
Overdraft	0.7	—	—
Loan from related party	0.7	0.6	0.6

Total borrowings	146.3	146.7	153.8

Amounts due for settlement within 12 months	4.1	15.1	12.5
Amounts due for settlement after 12 months	142.2	131.6	141.3

Bank loan and facilities

The principal amounts, interest margins and expiry dates for the main bank facilities as at 30 June 2017 are:

	Principal £M	Principal $/€M	Interest margin	Expiry date
Facility A1 (USD)	105.5	135.2	LIBOR +2.5%	16 March 2021
Facility A2 (EUR)	32.8	37.1	EURIBOR +2.5%	16 March 2021

The Group’s current bank facility came into effect on 17 March 2016. It consists of two term loans and a revolving credit facility, held by two of the Company’s subsidiary undertakings, Choo USD Finance and Choo EUR Finance Limited.

During the period, the Group made no repayments against Facility A1 or Facility A2.

9. Financial Instruments’ fair value disclosures

Fair value disclosure

The carrying amount of financial assets and liabilities approximate their fair values. The majority of the financial assets are current. The majority of the current interest-bearing liabilities are at variable interest rates. The fair values of the non-current fixed rate interest-bearing liabilities are not materially different from their carrying amounts.

The fair value of non-current fixed rate interest-bearing liabilities is calculated based on the present value of future principal and interest cash flows, discounted at the market rate of interest at the reporting date.

The fair value of derivative instruments (currency forwards and options) is determined based on current and available market data. Pricing models commonly used in the market are used, taking into account relevant parameters such as forward rates, spot rates, discount rates, yield curves and volatility.

Fair value hierarchy

Financial instruments carried at fair value are categorised into the below levels, reflecting the significance of the inputs used in estimating the fair values:

Level 1: Quoted prices (unadjusted) in active markets for identical instruments;

Level 2: Valuation techniques based on observable inputs, other than quoted prices included within level 1, that are observable either directly or indirectly from market data;

Level 3: Valuation techniques using significant unobservable inputs, this category includes all instruments where the valuation technique includes inputs not based on observable data and the unobservable inputs have a significant effect on the instrument’s valuation.

The Group had the following financial instruments at 30 June 2017, all of which have been measured using a level 2 valuation method.

	30 June 2017 £M	30 June 2016 £M	31 December 2016 £M
Forward foreign exchange contracts	0.6	(7.0)	(2.2)

10. Related party transactions

There have been no changes in the nature of related party transactions to those described in the 2016 Annual Report that could have a material effect on the financial position or performance of the Group in the period to 30 June 2017.

11. Events after the balance sheet date

UAE Joint Venture

On 6 July 2017, six franchise doors in the UAE were converted to retail doors following the establishment of a joint venture with Al-Tayer Group.

Strategic Review

On 25 July 2017, the board of directors of Jimmy Choo PLC and Michael Kors Holdings Limited entered into a definitive agreement (Form 2.7) and a cooperation agreement (“the Agreements”) on the terms of a recommended cash acquisition (“the Acquisition”) by which the entire issued and to be issued ordinary share capital of Jimmy Choo PLC will be acquired by JAG Acquisitions (UK) Limited, a wholly-owned subsidiary of Michael Kors Holdings Limited, subject to the regulatory clearances and terms and conditions set out in the Agreements. Upon the completion of the Acquisition, Michael Kors Holdings Limited will become the controlling party of the company.

The Acquisition is to be effected by means of a Court approved scheme of arrangement under Part 26 of the Companies Act 2006 (the “Scheme”). On 18 September 2017 holders of Scheme Shares voted to approve the Scheme at the Court Meeting. On the same date Jimmy Choo shareholders voted to approve the Scheme at an Extraordinary General Meeting of shareholders.